                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT

The Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2000, by and among Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company ("Insurer") (on behalf of itself and its Separate Account, defined below); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"), is hereby amended as follows:

           Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                               1933 ACT              1940 ACT
PRODUCT NAME                                   NUMBER                NUMBER          PORTFOLIOS
------------                                   ------                ------          ----------
Allmerica Value Generation                     333-87099             811-6293         Alliance Growth Portfolio
("Annuity Scout")


DirectedAdvisorySolutions                      333-90543             811-6293         Alliance Growth Portfolio
("Fund Quest")


Exec Annuity Plus                              33-39702              811-6293         Alliance Growth and Income Portfolio
                                                                                      Alliance Premier Growth Portfolio
                                                                                      AllianceBernstein Small Cap Value Portfolio
                                                                                      AllianceBernstein Value Portfolio

Allmerica Advantage                            33-39702              811-6293         Alliance Growth and Income Portfolio
                                                                                      Alliance Premier Growth Portfolio
                                                                                      AllianceBernstein Small Cap Value Portfolio
                                                                                      AllianceBernstein Value Portfolio

Agency C-Shares                                333-38274             811-6293         Alliance Growth and Income Portfolio
                                                                                      Alliance Premier Growth Portfolio
                                                                                      AllianceBernstein Small Cap Value Portfolio
                                                                                      AllianceBernstein Value Portfolio
                                                                                      Alliance Technology Portfolio

Select Reward                                  333-78245             811-6632         Alliance Premier Growth Portfolio
                                                                                      Alliance Growth and Income Portfolio
                                                                                      AllianceBernstein Small Cap Value Portfolio
                                                                                      AllianceBernstein Value Portfolio
                                                                                      Alliance Technology Portfolio

Select Acclaim                                 333-92115             811-6632         Alliance Growth and Income Portfolio
                                                                                      Alliance Premier Growth Portfolio
                                                                                      AllianceBernstein Small Cap Value Portfolio
                                                                                      AllianceBernstein Value Portfolio
                                                                                      Alliance Technology Portfolio

Delaware Medallion (I, II, III)                33-44830              811-6293         Alliance Growth Portfolio
                                                                                      Alliance Premier Growth Portfolio
                                                                                      Alliance Growth and Income Portfolio
                                                                                      Alliance Technology Portfolio

Delaware Golden Medallion                      333-81281             811-6293         Alliance Growth Portfolio
                                                                                      Alliance Premier Growth Portfolio
                                                                                      Alliance Growth and Income Portfolio
                                                                                      Alliance Technology Portfolio

PRODUCT NAME                                   NUMBER                NUMBER          PORTFOLIOS
------------                                   ------                ------          ----------
Pioneer Vision (I, II)                         33-85916              811-8848        Alliance Premier Growth Portfolio
                                                                                     Alliance Technology Portfolio

Pioneer C-Vision                               333-64831             811-8848        Alliance Premier Growth Portfolio
                                                                                     Alliance Technology Portfolio

Pioneer Xtra Vision                            333-81017             811-8848        Alliance Premier Growth Portfolio
                                                                                     Alliance Technology Portfolio

Pioneer No-Load                                333-90535             811-8848        Alliance Premier Growth Portfolio
                                                                                     Alliance Technology Portfolio

Allmerica Select Life                          33-83604              811-8746        Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio

VEL 87                                         33-14672              811-5183        Alliance Premier Growth Portfolio

VEL 91                                         33-90320              811-5183        Alliance Premier Growth Portfolio

VEL 93                                         33-57792              811-7466        Alliance Premier Growth Portfolio

Variable Inheiritage                           33-70948              811-8120        Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio

Select Inheiritage                             33-70948              811-8120        Alliance Premier Growth Portfolio

Allmerica Select Life Plus                     333-84879             811-09529       Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio
                                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                                     AllianceBernstein Value Portfolio
                                                                                     Alliance Technology Portfolio

Allmerica VUL 2001                             333-84879             811-09529       Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio
                                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                                     AllianceBernstein Value Portfolio
                                                                                     Alliance Technology Portfolio

Allmerica Select SPL                           333-58551             811-8859        Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio

Select SPL II                                     TBD                   TBD          AllianceBernstein Small Cap Value Portfolio
                                                                                     AllianceBernstein Value Portfolio
                                                                                     Alliance Technology Portfolio

Select Life II                                 33-83604              811-8746        Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio

Select Charter                                 333-63093             811-6632        Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio
                                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                                     AllianceBernstein Value Portfolio
                                                                                     Alliance Technology Portfolio

Select  Resource                               33-47216              811-6632        Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio
                                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                                     AllianceBernstein Value Portfolio
                                                                                     Alliance Technology Portfolio

PRODUCT NAME                                   NUMBER                NUMBER          PORTFOLIOS
------------                                   ------                ------          ----------
Allmerica Immediate Advantage                  333-81861             811-6293        Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio
                                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                                     AllianceBernstein Value Portfolio

VEL III                                        333-58385             811-8857        Alliance Premier Growth Portfolio
("Allmerica Estate Optimizer")

VUL 2001 Survivorship                          333-90995             811-09529       Alliance Premier Growth Portfolio
                                                                                     Alliance Growth and Income Portfolio
                                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                                     AllianceBernstein Value Portfolio
                                                                                     Alliance Technology Portfolio

Group VEL                                      33-82658              811-8704        Alliance Growth and Income Portfolio
(Standard)


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  May 1, 2002


                                ALLMERICA FINANCIAL LIFE INSURANCE AND
                                ANNUITY COMPANY


                                By:      /s/ Mark A. Hug
                                       ----------------------------------
                                Name:    Mark A. Hug
                                Title:   President




                                ALLMERICA INVESTMENTS, INC.


                                By:      /s/ William F. Monroe Jr.
                                       ----------------------------------
                                Name:    William F. Monroe Jr.
                                Title:   President




                                ALLIANCE CAPITAL MANAGEMENT LP
                                By: Alliance Capital Management Corporation, its General Partner

                                By:      /s/ Edmund P Bergan Jr.
                                       ----------------------------------
                                Name:    Edmund P. Bergan Jr.
                                Title:   Vice President and Assistant
                                         General Counsel



                                ALLIANCE FUND DISTRIBUTORS, INC.

                                By:      /s/ Richard A. Winge
                                       ----------------------------------
                                Name:    Richard A. Winge
                                Title:   Senior Vice President